

Q2 2016 Earnings Call

August 10, 2016

tpi COMPOSITES

Legal Disclaimer

This presentation contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Forward-looking statements contained in this presentation include, but are not limited to, statements about (i) growth of the wind energy market and our addressable market; (ii) our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow, and ability to achieve or maintain profitability; (iii) the sufficiency of our cash and cash equivalents to meet our liquidity needs; (iv) our ability to attract and retain customers for our products, and to optimize product pricing; (v) competition from other wind blade manufacturers; (vi) the discovery of defects in our products; (vii) our ability to successfully expand in our existing markets and into new international markets; (viii) worldwide economic conditions and their impact on customer demand; (ix) our ability to effectively manage our growth strategy and future expenses; (x) our ability to maintain, protect and enhance our intellectual property; (xi) our ability to comply with existing, modified or new laws and regulations applying to our business; and (xii) the attraction and retention of qualified employees and key personnel.

These forward-looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events. Further information on the factors, risks and uncertainties that could affect our financial results and the forward-looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this presentation. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make.

This presentation includes unaudited non-GAAP financial measures including Total Billings, EBITDA, Adjusted EBITDA, Net Debt and Free Cash Flow. We define Total Billings as the total amounts we have invoiced our customers for products and services for which we are entitled to payment under the terms of our long term supply agreements or other contractual agreements. We define EBITDA as net income (loss) attributable to the Company plus interest expense (net of interest income), income taxes, and depreciation and amortization. We define Adjusted EBITDA as EBITDA plus any share-based compensation expense, plus or minus any gains or losses from foreign currency remeasurement plus any losses on extinguishment of debt. We define Net Debt as the total principal amount of debt outstanding less unrestricted cash and equivalents. We define Free Cash Flow as net cash flow generated from operating activities less capital expenditures. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

Agenda

- Business Overview
- Q2 2016 Financial Highlights
- 2016 Guidance
- Q&A
- Appendix - Non-GAAP Information

Business Overview

Introduction to TPI Composites

Business Overview

- Largest U.S.-based independent manufacturer of composite wind blades for the high-growth wind energy market
- Provides wind blades to some of the industry's leading OEMs such as: GE Wind, Vestas, Gamesa and Nordex/Acciona
- Operates six wind blade manufacturing plants and three tooling and R&D facilities across four countries:
  - United States
  - China
  - Mexico
  - Turkey
  - New facility expected to commence operations in the second half of 2016 in Izmir, Turkey and two new facilities in Juarez, Mexico expected to commence operation in the second half of 2016 and the first half of 2017
- As of June 30, 2016, we have 38 dedicated lines 30 of which were in operation during Q1 and Q2 of 2016
- Long-term supply agreements with customers, providing contracted volumes that generate significant revenue visibility, drive capital efficiency and allow production of wind blades at a lower total delivered cost
- Founded in 1968 and headquartered in Scottsdale, Arizona
- Employees: Approximately 6,000 globally

Historical GAAP Net Sales



($ in millions)
'13 – '15 CAGR = 65%
84% YoY
30% YoY
$600
$400
$200
$0
$215
$321
$586
$96
$176
$150
$194
2013
2014
2015
Q1'15
Q1'16
Q2'15
Q2'16

	2013	2014	2015	Q1'15	Q1'16	Q2'15	Q2'16
Sets	648	966	1,609	303	486	346	551
Est. MW	1,173	2,029	3,595	645	1,113	772	1,252
Dedicated lines(1)	16	29	34	29	38	29	38
Lines installed(2)	13	22	30	29	30	29	30

Strong Customer Base of Leading OEMs

GE, Vestas, Nordex/Acciona, Gamesa

(1) Number of manufacturing lines dedicated to our customers under long-term supply agreements
(2) Number of manufacturing lines installed that are operating, in transition or in startup

Existing Contracts Provide for up to $3.1 Billion in Revenue through 2021

Long-term Supply Agreements


2016
2017
2018
2019
2020
2021
Iowa
Turkey
Mexico
China

Long-term supply agreements provide for estimated minimum aggregate volume commitments from our customers of $1.6 billion and encourage our customers to purchase additional volume up to, in the aggregate, an estimated total contract value of over $3.1 billion through the end of 2021(1)

Note: Our contracts with some of our customers are subject to termination or reduction on short notice, generally with substantial penalties, and contain liquidated damages provisions, which may require us to make unanticipated payments to our customers or our customers to make payments to us.
(1) As of June 30, 2016 – updated for extension of contract with Nordex in Turkey through 2020 executed in August 2016

Q2 2016 Highlights

Key Developments – Q2 2016

- Operating results and year-over-year increases compared to the second quarter 2015
  - Net sales up 29.7%
  - Total billings up 40.5%
  - Net Income up 182.5%
  - Adjusted EBITDA up 69.1%
  - Adjusted EBITDA margin up 250bps to 10.7%
- Completed IPO on July 22, 2016 – issuing 7,187,500 shares of common stock at $11.00 per share, for total net proceeds of approximately $69.5 million (including the underwriters overallotment).
- Converted subordinated debt of $10.0 million (plus interest of $1.9 million) into common shares immediately prior to the closing of our IPO leaving us with pro forma net debt post-IPO of $16.0 million.
- Continuing to build substantial demand pipeline for existing and new customers throughout the world.
- Extended and expanded our long-term supply agreement with Nordex in Turkey through 2020 in August.

Q2 2016 Financial Highlights

Q2 2016 Financial Highlights
(unaudited)

Q2 2016 Performance Compared to Q2 2015			
Select Financial Data	**Q2 2016**	**Q2 2015**	**Δ**
Net Sales	$194.3	$149.7	*29.7%*
Total Billings [1]	$196.1	$139.6	*40.5%*
Net Income	$11.6	$4.1	*182.5%*
Adjusted EBITDA [1]	$20.8	$12.3	*69.1%*
Adjusted EBITDA Margin	*10.7%*	*8.2%*	*250bps*
Net debt (before IPO and conversion transactions) [1]	$93.5	$110.4	*($16.9)*
Free Cash Flow [1]	$8.0	($10.5)	*$18.5*
Capital Expenditures	$3.4	$9.7	*($6.3)*
Key Performance Indicators			
Sets	551	346	*59.2%*
Estimated Megawatts	1,252	772	*62.2%*
Dedicated Manufacturing Lines	38	29	*9 lines*
Lines Installed	30	29	*1 line*
Lines in Startup	0	7	*7 lines*
Lines in Transition	3	10	*7 lines*

Note: Dollars in millions.
(1) See pages 18 – 20 for reconciliations of non-GAAP financial data

Strong Financial Performance Trend Continues
(unaudited)

Net Sales


$215
$321
$586
$150
$194
2013A
2014A
2015A
Q2'15
Q2'16

Total Billings


$221
$363
$600
$140
$196
2013A
2014A
2015A
Q2'15
Q2'16

Adjusted EBITDA


$8
$13
$39
$12
$21
2013A
2014A
2015A
Q2'15
Q2'16

Volume (# Sets)


648
966
1,609
346
551
2013A
2014A
2015A
Q2'15
Q2'16

Estimated MW				
1,173	*2,029*	*3,595*	*772*	*1,252*

Note: Dollars in millions

Pro Forma Capital Structure Post IPO

($ in thousands)	Actual	Conversion of Sub Debt and Payoff of Customer Advance	Conversion of Preferred Stock	Estimated Net Proceeds of IPO	Pro Forma
	As of June 30, 2016				
Cash and cash equivalents	$ 31,057	$ (2,000)		$ 69,490	$ 98,547
Debt:					
Current maturities of long-term debt	$ 27,328	$ -	$ -	$ -	$ 27,328
Long-term debt, net of debt issuance costs, discount and current maturities	92,364	(8,438)	-	-	83,926
Total debt	119,692	(8,438)	-	-	111,254
Total Convertible and senior redeemable preferred shares and warrants	203,734	-	(203,734)	-	-
Shareholders' Equity(Deficit):					
Common shares, $0.01 par value,	-	11	212	72	295
Paid-in capital	-	11,866	203,522	69,418	284,806
Accumulated other comprehensive income	(850)				(850)
Accumulated deficit	(182,746)	(1,562)			(184,308)
Total shareholders' equity(deficit)	(183,596)	10,315	203,734	69,490	99,943
Total Capitalization	$ 139,830	$ 1,877	$ -	$ 69,490	$ 211,197

Income Statement Summary
(unaudited)

($ in thousands, except per share amounts)	Three Months Ended June 30, 2015	Three Months Ended June 30, 2016	Pro Forma Three Months Ended June 30, 2016 (1)	Change $	Change %
Net sales	$ 149,739	$ 194,255	$ 194,255	$ 44,516	29.7%
Gross profit	$ 12,150	$ 22,818	$ 22,818	$ 10,668	87.8%
Gross profit %	*8.1%*	*11.7%*	*11.7%*		*360bps*
General and administrative expenses	$ 2,899	$ 5,340	$ 5,340	$ 2,441	84.2%
General and administrative expenses %	*1.9%*	*2.7%*	*2.7%*		*80bps*
Income from operations	$ 9,251	$ 17,478	$ 17,478	$ 8,227	88.9%
Income before income taxes	$ 5,314	$ 13,508	$ 13,508	$ 8,194	154.2%
Net income	$ 4,090	$ 11,555	$ 11,555	$ 7,465	182.5%
Net income attributable to preferred shareholders	$ 2,356	$ 2,438	$ -	$ 82	3.5%
Net income attributable to common shareholders	$ 1,734	$ 9,117	$ 11,555	$ 7,383	425.8%
Weighted-average common shares outstanding:					
Basic	4,238	4,238	26,549		
Diluted	4,244	4,244	26,555		
Basic income per common share	$ 0.41	$ 2.15	$ 0.44	$ 1.74	
Diluted income per common share	$ 0.41	$ 2.15	$ 0.44	$ 1.74	
Non-GAAP Metrics					
Total billings (2)	$ 139,602	$ 196,146	$ 196,146	$ 56,544	40.5%
EBITDA (2)	$ 11,867	$ 20,776	$ 20,776	$ 8,909	75.1%
EBITDA margin	*7.9%*	*10.7%*	*10.7%*		*280bps*
Adjusted EBITDA (2)	$ 12,300	$ 20,794	$ 20,794	$ 8,494	69.1%
Adjusted EBITDA margin	*8.2%*	*10.7%*	*10.7%*		*250bps*

(1) Includes conversion of preferred stock, preferred stock warrants and subordinated convertible promissory notes immediately prior to IPO
(2) See pages 18 – 20 for reconciliations of Non-GAAP financial data

Key Balance Sheet and Cash Flow Data
(unaudited)

($ in thousands)	December 31, 2015	June 30, 2016	Pro Forma June 30, 2016 (1)	Adjusted Pro Forma June 30, 2016 (2)
Assets and Liabilities:				
Cash and cash equivalents	$ 45,917	$ 31,057	$ 31,057	$ 98,547
Restricted cash	$ 1,760	$ 2,408	$ 2,408	$ 2,408
Accounts receivable	$ 72,913	$ 87,556	$ 87,556	$ 87,556
Inventories	$ 50,841	$ 52,664	$ 52,664	$ 52,664
Inventories held for customer orders	$ 49,594	$ 50,138	$ 50,138	$ 50,138
Deferred revenue	$ 65,520	$ 65,656	$ 65,656	$ 65,656
Total debt-current and noncurrent, net	$ 129,346	$ 119,692	$ 111,254	$ 111,254
Net debt (3)	$ 90,667	$ 93,534	$ 83,534	$ 16,044

($ in thousands)	Three Months Ended June 30, 2015	Three Months Ended June 30, 2016
Cash Flow:		
Net cash provided by (used in) operating activities	$ (761)	$ 11,314
Capital expenditures	$ 9,705	$ 3,356
Free cash flow (3)	$ (10,466)	$ 7,958

(1) Includes conversion of preferred stock, preferred stock warrants and convertible subordinated promissory notes immediately prior to the IPO
(2) Includes net proceeds of IPO and repayment of customer advance
(3) See page 20 for a reconciliation of net debt and free cash flow

2016 Guidance

Confirming Guidance for the Second Half and Full Year 2016

• Total billings [(1)]	
– Second half of 2016	$380M to $390M
– Full year 2016	$750M to $760M
• Sets	
– Second half of 2016	1,110 to 1,125
– Full year 2016	2,147 to 2,162
• Estimated megawatts	
– Second half of 2016	2,550 to 2,590
– Full year 2016	4,915 to 4,955
• Dedicated manufacturing lines at year-end	38 to 46
• Total lines installed	
– First two quarters of 2016	30
– Second half of 2016	33 to 36
• Lines in transition	
– First two quarters of 2016	3
– Second half of 2016	0
• Lines in startup	
– First two quarters of 2016	0
– Second half of 2016	3 to 6
• Capital Expenditures	
– Second half of 2016	$38M to $43M

(1) We have not reconciled our expected Total billings to expected net sales as calculated under GAAP because we have not yet finalized calculations necessary to provide the reconciliation, including expected change in deferred revenue, and as such the reconciliation is not possible without unreasonable efforts.

Q&A

Appendix - Non-GAAP Information

This presentation includes unaudited non-GAAP financial measures including total billings, EBITDA, adjusted EBITDA, net debt and free cash flow. We define total billings as the total amounts we have invoiced our customers for products and services for which we are entitled to payment under the terms of our long-term supply agreements or other contractual agreements. We define EBITDA as net income (loss) attributable to the Company plus interest expense (net of interest income), income taxes, and depreciation and amortization. We define adjusted EBITDA as EBITDA plus any share-based compensation expense, plus or minus any gains or losses from foreign currency remeasurement plus any loss on extinguishment of debt. We define net debt as the total principal amount of debt outstanding less unrestricted cash and equivalents. We define free cash flow as net cash flow generated from operating activities less capital expenditures. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See below for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures.

Non-GAAP Reconciliations
(unaudited)

Net sales is reconciled to total billings as follows:

($ in thousands)	Three Months Ended June 30, 2015	Three Months Ended June 30, 2016	Pro Forma Three Months Ended June 30, (3) 2016
Net sales	$ 149,739	$ 194,255	$ 194,255
Change in deferred revenue:			
Blade-related deferred revenue at beginning of period (1)	(76,534)	(65,027)	(65,027)
Blade-related deferred revenue at end of period (1)	68,226	65,656	65,656
Foreign exchange impact (2)	(1,829)	1,262	1,262
Change in deferred revenue	(10,137)	1,891	1,891
Total billings	$ 139,602	$ 196,146	$ 196,146

Net income is reconciled to EBITDA and adjusted EBITDA as follows:

($ in thousands)	Three Months Ended June 30, 2015	Three Months Ended June 30, 2016	Pro Forma Three Months Ended June 30, (3) 2016
Net income	$ 4,090	$ 11,555	$ 11,555
Adjustments:			
Depreciation and amortization	2,909	3,162	3,162
Interest expense (net of interest income)	3,644	4,106	4,106
Income tax provision	1,224	1,953	1,953
EBITDA	11,867	20,776	20,776
Realized loss on foreign currency remeasurement	433	18	18
Adjusted EBITDA	$ 12,300	$ 20,794	$ 20,794

Note: Footnote references on the following page

Non-GAAP Reconciliations *(continued)*
(unaudited)

(1) Total billings is reconciled using the blade-related deferred revenue amounts at the beginning and the end of the period as follows:

($ in thousands)	Three Months Ended June 30, 2015	Three Months Ended June 30, 2016	Pro Forma Three Months Ended June 30, (3) 2016
Blade-related deferred revenue at beginning of period	$ 76,534	$ 65,027	$ 65,027
Non-blade related deferred revenue at beginning of period	-	-	-
Total current and noncurrent deferred revenue at beginning of period	$ 76,534	$ 65,027	$ 65,027
Blade-related deferred revenue at end of period	$ 68,226	$ 65,656	$ 65,656
Non-blade related deferred revenue at end of period	-	-	-
Total current and noncurrent deferred revenue at end of period	$ 68,226	$ 65,656	$ 65,656

(2) Represents the effect of the difference in the exchange rate used by our various foreign subsidiaries on the invoice date versus the exchange rate used at the period-end balance sheet date.

(3) Includes conversion of preferred stock, preferred stock warrants and convertible subordinated promissory notes immediately prior to the IPO

Non-GAAP Reconciliations *(continued)*
(unaudited)

Net debt is reconciled as follows:

($ in thousands)	December 31, 2015	June 30, 2016	Pro Forma June 30, 2016 (1)	Adjusted Pro Forma June 30, 2016 (2)	June 30, 2015
Total debt, net of debt issuance costs and discount	$ 129,346	$ 119,692	$ 111,254	$ 111,254	$ 114,411
Add debt issuance costs	4,220	3,390	3,337	3,337	3,773
Add discount on debt	3,018	1,509	-	-	4,526
Less cash and cash equivalents	(45,917)	(31,057)	(31,057)	(98,547)	(12,325)
Net debt	$ 90,667	$ 93,534	$ 83,534	$ 16,044	$ 110,385

(1) Includes conversion of preferred stock, preferred stock warrants and convertible subordinated promissory notes immediately prior to the IPO
(2) Includes net proceeds of IPO after repayment of customer advance.

Free cash flow is reconciled as follows:

	Three Months Ended June 30,	
($ in thousands)	2015	2016
Net cash provided by (used in) operating activities	$ (761)	$ 11,314
Less capital expenditures	(9,705)	(3,356)
Free cash flow	$ (10,466)	$ 7,958

tpi COMPOSITES